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                                 UNITED STATES

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
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                                   FORM 8-K


                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): August 8, 2001

                         Commission File No. 000-24657


                            MANNATECH, INCORPORATED
            (Exact Name of Registrant as Specified in its Charter)


                Texas                                           75-2508900
   (State or other Jurisdiction of                           (I.R.S. Employer
   Incorporation or Organization)                          Identification No.)


                         600 S. Royal Lane, Suite 200
                                Coppell, Texas
                                     75019
         (Address of Principal Executive Offices, including Zip Code)

      Registrant's Telephone Number, including Area Code: (972) 471-7400
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Item 5. Other Events

                  On August 8, 2001, the board of directors of Mannatech,
            Incorporated (the "Board") approved the Fourth Amended and Restated Bylaws of Mannatech, Incorporated. The Board's intent with the changes in the Bylaws was to further clarify certain procedures relating to shareholder voting and shareholders' meetings. The primary changes are as follows:


            (a) the validity of any proxy shall be determined according to criteria established by the Board or its designee;

            (b) the directors shall be elected if the director receives the vote of the holders of a plurality of the shares entitled to vote in the election of directors and represented in person or by proxy at the shareholders' meeting;

            (c) Mannatech will be required to publish in advance of any shareholders' meeting the rules and procedures that will govern the conduct of the meeting;

            (d) the Board is required to maintain at least the minimum number of independent directors required by the rules of the Securities and Exchange Commission and any applicable securities exchange on which the stock of Mannatech is listed; and

            (e) to clarify the procedures by which shareholders may nominate candidates for membership on the Board of Directors stating that any shareholder may deliver to Mannatech written notice of a proposed director candidate no later than December 31/st/ of the prior year. The nominating committee or the Board shall establish criteria for consideration of any such additional candidates and only those candidates who are selected by the nominating committee as a nominee to the Board will be disclosed in Mannatech's proxy statement or listed on the ballot for election of directors distributed at the annual shareholders meeting.

        Forward-Looking Statements

                Some of our statements contained in this report may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 and are subject to certain events, risk and uncertainties that may be outside our control. These forward-looking statements include statements of future events and projections. In some cases, forward-looking statements may be identified by terminology such as "may," "could," "would," "feels," "believes," "continue" or the negative of such terms and other comparable terminology. Opinions, guidance or other statements other than statements of historical fact are considered forward-looking statements and reflect Mannatech's current views about future events and financial performance. Although Mannatech believes that the expectations and beliefs reflected in the forward-looking statements are reasonable, it cannot guarantee future events or beliefs.

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        Actual results, plans and developments could materially differ from those expressed in or implied by such statements due to a number of factors. Readers are cautioned when considering these forward-looking statements to keep in mind the various risk factors and any other cautionary statements made, as these forward-looking statements speak only as of the date they were made. Mannatech also cautions its readers that it believes it has no obligation to update or revise these forward-looking statements to reflect new events or circumstances.

        Item 7.  Financial Statements and Exhibits

                 (a)   Financial Statements of Business Acquired.

                                Not applicable.

                 (b)   Pro Forma Financial Information.

                                Not applicable.

                 (c)   Exhibits.

                       3.1 Fourth Amended and Restated Bylaws of Mannatech,
                           Incorporated dated August 8, 2001.*

                                 ____________

                                *Filed herein.

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                             MANNATECH, INCORPORATED


                                                /s/ Robert M. Henry
                                                --------------------------------
Date: August 22, 2001                            Name: Robert M. Henry
                                                Title: Chief Executive Officer

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